Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS
PRELIMINARY SECOND QUARTER RESULTS

ANNAPOLIS, MD, July 12, 2016 - Chesapeake Lodging Trust (NYSE: CHSP), a lodging real estate investment trust (REIT), provided an update today on its financial results for the quarter ended June 30, 2016. The Trust expects RevPAR to increase 2.2% on a pro forma basis and Adjusted Hotel EBITDA, Adjusted Corporate EBITDA, and AFFO per share to be near the midpoint of the guidance ranges previously provided. The preliminary results are subject to adjustments that may result from the completion of the Trust’s quarterly review and close process. The Trust intends to release final financial results for the second quarter 2016 and provide an updated 2016 outlook before the market opens on July 29, 2016.
“Our hotel portfolio’s pro forma RevPAR increase of 2.2% for the second quarter 2016 came in below our outlook provided in April as a result of a slowdown in demand from corporate transient customers across our portfolio associated with the generally softening macroeconomic conditions we are seeing in the U.S. and abroad. We see these headwinds continuing as we start the second half of 2016,” said Mr. Francis. “We are aggressively asset managing our hotels and working closely with our hotel operators to mitigate the current environment. These efforts resulted in our hotel portfolio gaining market share during the quarter, as well as our expectation of meeting our previously provided guidance ranges for EBITDA and AFFO per share.”
Adjusted Hotel EBITDA, Adjusted Corporate EBITDA, and Adjusted Funds From Operations (AFFO) are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. For further information on these non-GAAP financial measures please see the Trust's press release dated April 28, 2016.
CONFERENCE CALL
The Trust will host a conference call on Friday, July 29, 2016 at 11:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 47390763. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on August 5, 2016. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 47390763. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s preliminary expected financial results for the quarter ended June 30, 2016. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of July 12, 2016, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.